UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

June 30, 2018

Templeton Developing Markets Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy continued to expand, with emerging market economies overall growing faster than developed market economies. Among major emerging market countries, Brazil’s and Russia’s central banks lowered their benchmark interest rates during the period under review, while China’s and South Korea’s central banks left their benchmark interest rates unchanged.

Emerging market stocks declined during the period due to investor concerns over rising US interest rates, a strengthening US dollar and rising global trade tensions. Emerging market European stocks were pressured by political instability in Italy, and Asian stocks were hurt by increased tensions in the Korean peninsula. However, continued solid earnings performance by many emerging market companies offered some encouragement to investors.

In this environment, emerging market stocks had a -6.51% total return, as measured by the MSCI Emerging Markets Index.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than

60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Developing Markets Trust’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Manraj S. Sekhon, CFA

Chief Investment Officer

Franklin Templeton Emerging Markets Equity

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Developing Markets Trust

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares had a -7.83% cumulative total return for the six months under review. In comparison, the MSCI Emerging Markets (EM) Index had a -6.51% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index had a -6.31% total return for the same period.1 The indexes measure global emerging market stock performance. Please note, index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew slightly slower in 2018’s first half compared to the second half of 2017, amid faster growth in consumer spending and slower growth in industrial production, the service industry and fixed-asset investment.

Geographic Composition

Based on Total Net Assets as of 6/30/18

India’s annualized growth rate in 2018’s first quarter was the highest it has been since 2016’s second quarter, driven by growth in investment, manufacturing and construction. Russia’s economy grew in 2018’s first quarter compared to the prior-year period, driven by higher oil prices and growth in financials and insurance, real estate and public administration, though US sanctions and a decline in construction weighed on the economy. Brazil’s economy grew in 2018’s first quarter compared to the prior-year period, though fixed-asset investment growth slowed and government spending contracted. South Africa’s economy contracted in the first quarter of 2018 and grew at its slowest annualized rate since 2016’s second quarter, with slowing growth in manufacturing and a decline in mining being the main factors. South Korea’s economy grew in 2018’s first quarter compared to the prior-year period, as did Poland’s and Mexico’s economies.

Monetary policies varied among emerging market central banks. Brazil’s, Russia’s and South Africa’s central banks cut their benchmark interest rates during the six-month period, while some, including those of India, Turkey and the Czech Republic, raised their benchmark rates. Mexico’s central bank raised its benchmark rate twice during the period to ameliorate risk factors for inflation amid uncertainty around the

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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renegotiations of the North American Free Trade Agreement and the country’s presidential election in July. China’s, South Korea’s and Taiwan’s central banks left their benchmark interest rates unchanged during the period.

Emerging market stocks declined during the six months under review due to investor concerns over rising US interest rates, a strengthening US dollar and rising global trade tensions, particularly between the US and China. Emerging market European stocks were pressured by political instability in Italy, and Asian stocks were hurt by increased tensions in the Korean peninsula, although tensions eased later in the period. However, continued solid earnings performance by many emerging market companies, MSCI’s addition of Chinese A-share companies to the MSCI EM Index and MSCI’s decision to add Saudi Arabia to the same index in 2019—which could boost investment across the Middle East—offered some encouragement to investors. In this environment, emerging market stocks, as measured by the MSCI EM Index, had a -6.51% total return for the six months ended June 30, 2018.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Fila Korea, Uni-President China Holdings and China Petroleum & Chemical (Sinopec).

Fila Korea is one of South Korea’s leading sportswear companies. It also licenses the FILA brand around the world and owns a stake in US golf product manufacturer Acushnet. Shares of Fila Korea advanced as the company’s efforts to revitalize its domestic business and expand in China helped improve quarterly earnings. Steady financial results from Acushnet also buoyed the stock.

Uni-President China is a leading beverage and instant noodle manufacturer in its home market. It is a unit of Uni-President Enterprises, a food and beverage conglomerate in Taiwan.

Top 10 Countries
6/30/18
% of Total Net Assets
China	23.3%
South Korea	16.9%
Taiwan	11.1%
South Africa	8.2%
Russia	6.9%
India	6.3%
Brazil	4.2%
Thailand	3.4%
U.K.	3.0%
Indonesia	2.6%

Shares of Uni-President China rose amid stronger full-year 2017 earnings as the company took steps to raise its profitability. As part of its strategy, it phased out underperforming products and increased its focus on higher margin brands.

Sinopec is one of China’s largest integrated energy and chemical companies. It is engaged in oil and gas exploration and production. It also manufactures and markets petrochemicals and other chemical products. Sinopec shares benefited from soaring oil prices, with Brent crude oil touching US$80 per barrel during the period under review. The company also reported robust quarterly earnings.

In contrast, key detractors from the Fund’s absolute performance included Brilliance China Automotive Holdings, Samsung Electronics and Naspers.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with German luxury car maker BMW. Brilliance China’s share price weakened as its full-year 2017 profit growth missed market expectations. China’s plans to remove foreign ownership limits and reduce import tariffs in the auto industry also weighed on the stock. Overall, however, rising wealth in China continued to underpin sales of premium cars in the country, and Brilliance China unveiled plans for new launches to meet consumer demand.

Samsung Electronics is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode (OLED) displays. Shares of the export-focused company were caught in the crosshairs of mounting global trade tensions. Concerns that Samsung could reduce its production of OLED smartphone

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panels amid weak demand for Apple’s iPhone X also created selling pressure. The stock’s decline was capped as Samsung reported better-than-expected quarterly earnings, thanks to strength in its semiconductor business.

Naspers is an internet and media group based in South Africa. It is a leading provider of pay-television services in sub-Saharan Africa. It also has sizable investments in some of the world’s leading technology companies, including China-based Tencent Holdings and Russia-based Mail.Ru Group. Shares of Naspers retreated as it trimmed its stake in Tencent to raise cash for e-commerce investments. Nevertheless, it retains a considerable stake in Tencent and its results for fiscal-year 2018 (ended March 31) were significantly lifted by the Chinese company’s strong performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-US currency exposure.

During the past six months, we added to the Fund’s holdings as we identified investment opportunities we considered to be compelling. Purchases were concentrated in Mexico, Taiwan and Peru. In sector terms, we increased holdings in financials and made some purchases in telecommunication services.2 Key purchases included a new position in China Construction Bank, one of its home market’s largest commercial banks. We also increased investments in Naver, a South Korea-based online search and mobile messenger company with users across Asia, and Banco Santander Mexico, one of Mexico’s leading banks.

Top 10 Holdings
6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.8%
Naspers Ltd. Media, South Africa	7.3%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.3%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.6%
Alibaba Group Holding Ltd. Internet Software & Services, China	4.5%
Tencent Holdings Ltd. Internet Software & Services, China	3.2%
Unilever PLC Personal Products, U.K.	3.0%
ICICI Bank Ltd. Banks, India	2.2%
Sberbank of Russia PJSC Banks, Russia	1.9%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	1.8%

Meanwhile, we conducted some sales in favor of stocks that we considered more attractive within our investment universe. We reduced the Fund’s positions mainly in South Korea, Hong Kong and India. From a sector perspective, we conducted sales largely in information technology (IT), consumer staples and energy.3 Key sales included reducing holdings in South Korea-based memory chip maker SK Hynix and Hong Kong-listed gaming company MGM China Holdings. We also trimmed the Fund’s position in UK-based Unilever, a global consumer goods company that derives significant sales from emerging markets.

2. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.

3. The IT sector comprises electronic equipment, instruments and components; internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. See www.franklintempletondatasources.com for additional data provider information.

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We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

Chetan Sehgal, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	-7.83%	-13.12%
1-Year	+6.48%	+0.37%
5-Year	+20.15%	+2.52%
10-Year	+19.15%	+1.17%

Advisor
6-Month	-7.69%	-7.69%
1-Year	+6.77%	+6.77%
5-Year	+21.81%	+4.03%
10-Year	+22.46%	+2.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.38%	1.53%
Advisor	1.13%	1.28%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$921.70	$6.43	$1,018.10	$6.76	1.35%
C	$1,000	$918.50	$9.99	$1,014.38	$10.49	2.10%
R	$1,000	$920.90	$7.62	$1,016.86	$8.00	1.60%
R6	$1,000	$923.90	$4.58	$1,020.03	$4.81	0.96%
Advisor	$1,000	$923.10	$5.25	$1,019.34	$5.51	1.10%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Six Months Ended
	June 30, 2018	Year Ended December 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$21.98	$15.82	$13.59	$17.09	$22.86	$23.61

Income from investment operations[a]:

Net investment income[b]	0.11	0.15	0.10	0.07	0.27 [c]	0.20

Net realized and unrealized gains (losses)	(1.83)	6.21	2.32	(3.43)	(2.09)	(0.51)

Total from investment operations	(1.72)	6.36	2.42	(3.36)	(1.82)	(0.31)

Less distributions from:

Net investment income	—	(0.20)	(0.19)	(0.14)	(0.33)	(0.30)

Net realized gains	—	—	—	—	(3.62)	(0.14)

Total distributions	—	(0.20)	(0.19)	(0.14)	(3.95)	(0.44)

Net asset value, end of period	$20.26	$21.98	$15.82	$13.59	$17.09	$22.86

Total return[d]	(7.83)%	40.20%	17.84%	(19.67)%	(8.11)%	(1.26)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.61%	1.73%	1.79%	1.75%	1.72%	1.71%

Expenses net of waiver and payments by affiliates	1.35%	1.55% [f]	1.58%	1.68%	1.72% [g]	1.71%

Net investment income	0.98%	0.76%	0.64%	0.44%	1.20% [c]	0.85%

Supplemental data

Net assets, end of period (000’s)	$1,030,905	$1,178,838	$961,888	$822,399	$1,187,072	$1,536,714

Portfolio turnover rate	6.06%	8.89%	27.40%	67.52%	83.92%	48.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2018	Year Ended December 31,
	(unaudited)	2017		2016	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$21.34	$15.38		$13.22	$16.62	$22.32	$23.06

Income from investment operations[a]:

Net investment income (loss)[b]	0.02	—	[c]	(0.02)	(0.04)	0.10 [d]	0.03

Net realized and unrealized gains (losses)	(1.76)	6.01		2.26	(3.33)	(2.01)	(0.50)

Total from investment operations	(1.74)	6.01		2.24	(3.37)	(1.91)	(0.47)

Less distributions from:

Net investment income	—	(0.05)		(0.08)	(0.03)	(0.17)	(0.13)

Net realized gains	—	—		—	—	(3.62)	(0.14)

Total distributions	—	(0.05)		(0.08)	(0.03)	(3.79)	(0.27)

Net asset value, end of period	$19.60	$21.34		$15.38	$13.22	$16.62	$22.32

Total return[e]	(8.15)%	39.19%		16.90%	(20.28)%	(8.71)%	(1.99)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.36%	2.48%		2.54%	2.47%	2.44%	2.44%

Expenses net of waiver and payments by affiliates	2.10%	2.30%	[g]	2.33%	2.40%	2.44% [h]	2.44%

Net investment income (loss)	0.23%	0.01%		(0.11)%	(0.28)%	0.48% [d]	0.12%

Supplemental data

Net assets, end of period (000’s)	$146,332	$172,523		$141,100	$117,379	$186,356	$238,366

Portfolio turnover rate	6.06%	8.89%		27.40%	67.52%	83.92%	48.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2018	Year Ended December 31,
	(unaudited)	2017	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$21.61	$15.57	$13.37	$16.80	$22.55	$23.30

Income from investment operations[a]:

Net investment income[b]	0.08	0.10	0.07	0.03	0.21 [c]	0.14

Net realized and unrealized gains (losses)	(1.79)	6.09	2.27	(3.36)	(2.06)	(0.50)

Total from investment operations	(1.71)	6.19	2.34	(3.33)	(1.85)	(0.36)

Less distributions from:

Net investment income	—	(0.15)	(0.14)	(0.10)	(0.28)	(0.25)

Net realized gains	—	—	—	—	(3.62)	(0.14)

Total distributions	—	(0.15)	(0.14)	(0.10)	(3.90)	(0.39)

Net asset value, end of period	$19.90	$21.61	$15.57	$13.37	$16.80	$22.55

Total return[d]	(7.91)%	39.90%	17.48%	(19.83)%	(8.32)%	(1.50)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.86%	1.98%	2.04%	1.97%	1.94%	1.94%

Expenses net of waiver and payments by affiliates	1.60%	1.80% [f]	1.83%	1.90%	1.94% [g]	1.94%

Net investment income	0.73%	0.51%	0.39%	0.22%	0.98% [c]	0.62%

Supplemental data

Net assets, end of period (000’s)	$20,516	$22,512	$16,628	$17,657	$26,123	$30,123

Portfolio turnover rate	6.06%	8.89%	27.40%	67.52%	83.92%	48.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2018	Year Ended December 31,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$21.82	$15.70	$13.49	$16.99	$22.76	$23.77

Income from investment operations[b]:

Net investment income[c]	0.15	0.22	0.19	0.12	0.34 [d]	0.12

Net realized and unrealized gains (losses)	(1.81)	6.19	2.28	(3.40)	(2.05)	(0.58)

Total from investment operations	(1.66)	6.41	2.47	(3.28)	(1.71)	(0.46)

Less distributions from:

Net investment income	—	(0.29)	(0.26)	(0.22)	(0.44)	(0.41)

Net realized gains	—	—	—	—	(3.62)	(0.14)

Total distributions	—	(0.29)	(0.26)	(0.22)	(4.06)	(0.55)

Net asset value, end of period	$20.16	$21.82	$15.70	$13.49	$16.99	$22.76

Total return[e]	(7.61)%	40.88%	18.34%	(19.34)%	(7.66)%	(1.89)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.25%	1.28%	1.30%	1.27%	1.26%	1.30%

Expenses net of waiver and payments by affiliates	0.96%	1.09% [g]	1.13%	1.22%	1.26% [h]	1.28%

Net investment income	1.37%	1.22%	1.09%	0.90%	1.65% [d]	1.28%

Supplemental data

Net assets, end of period (000’s)	$107,026	$103,734	$57,153	$48,263	$52,185	$299

Portfolio turnover rate	6.06%	8.89%	27.40%	67.52%	83.92%	48.35%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2018	Year Ended December 31,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$21.86	$15.73	$13.52	$17.01	$22.77	$23.53

Income from investment operations[a]:

Net investment income[b]	0.13	0.20	0.13	0.12	0.33 [c]	0.26

Net realized and unrealized gains (losses)	(1.81)	6.18	2.31	(3.43)	(2.08)	(0.51)

Total from investment operations	(1.68)	6.38	2.44	(3.31)	(1.75)	(0.25)

Less distributions from:

Net investment income	—	(0.25)	(0.23)	(0.18)	(0.39)	(0.37)

Net realized gains	—	—	—	—	(3.62)	(0.14)

Total distributions	—	(0.25)	(0.23)	(0.18)	(4.01)	(0.51)

Net asset value, end of period	$20.18	$21.86	$15.73	$13.52	$17.01	$22.77

Total return[d]	(7.69)%	40.59%	18.08%	(19.47)%	(7.79)%	(1.02)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.36%	1.48%	1.54%	1.47%	1.44%	1.44%

Expenses net of waiver and payments by affiliates	1.10%	1.30% [f]	1.33%	1.40%	1.44% [g]	1.44%

Net investment income	1.23%	1.01%	0.89%	0.72%	1.48% [c]	1.12%

Supplemental data

Net assets, end of period (000’s)	$172,853	$179,125	$117,914	$101,900	$175,503	$283,063

Portfolio turnover rate	6.06%	8.89%	27.40%	67.52%	83.92%	48.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, June 30, 2018 (unaudited)

	Industry	Shares	Value
Common Stocks 93.9%

Argentina 0.0%†
[a] Cablevision Holding SA, ADR	Media	50,168	$657,396

Belgium 0.4%
Anheuser-Busch InBev SA/NV	Beverages	58,773	5,939,733

Brazil 1.2%
[a] B2W Cia Digital	Internet & Direct Marketing Retail	641,200	4,451,112
B3 SA - Brasil Bolsa Balcao	Capital Markets	56,600	298,698
M. Dias Branco SA	Food Products	591,300	5,706,925
Mahle-Metal Leve SA	Auto Components	550,300	3,695,128
Totvs SA	Software	577,100	4,050,817

			18,202,680

Cambodia 1.3%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	20,643,200	18,759,250

China 23.3%
[a] Alibaba Group Holding Ltd., ADR	Internet Software & Services	362,492	67,253,141
BAIC Motor Corp. Ltd., H	Automobiles	5,961,900	5,698,950
[a] Baidu Inc., ADR	Internet Software & Services	41,254	10,024,722
Brilliance China Automotive Holdings Ltd.	Automobiles	37,682,400	68,006,549
China Construction Bank Corp., H	Banks	23,092,200	21,337,928
China Mobile Ltd.	Wireless Telecommunication Services	2,790,859	24,792,459
China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	18,858,392	16,848,902
CNOOC Ltd.	Oil, Gas & Consumable Fuels	9,468,200	16,339,359
COSCO Shipping Ports Ltd.	Transportation Infrastructure	4,420,919	3,685,015
Dah Chong Hong Holdings Ltd.	Distributors	7,473,500	3,724,344
[a] Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,902,660	2,595,228
NetEase Inc., ADR	Internet Software & Services	43,558	11,005,800
Ping An Bank Co. Ltd., A	Banks	8,168,352	11,214,366
Ping An Insurance Group Co. of China Ltd., A	Insurance	1,941,863	17,177,906
Poly Culture Group Corp. Ltd., H.	Media	984,800	1,568,942
Tencent Holdings Ltd.	Internet Software & Services	949,795	47,671,028
Uni-President China Holdings Ltd.	Food Products	9,916,300	12,739,698
Weifu High-Technology Co. Ltd., B	Auto Components	1,348,863	2,936,329

			344,620,666

Czech Republic 0.4%
Moneta Money Bank AS	Banks	1,701,603	5,840,016

Hong Kong 2.1%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	640,862	5,633,177
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	4,303,400	9,982,332
Sands China Ltd.	Hotels, Restaurants & Leisure	2,899,200	15,500,977

			31,116,486

Hungary 1.0%
Richter Gedeon Nyrt	Pharmaceuticals	765,719	13,998,768

India 6.3%
Bajaj Holdings & Investment Ltd.	Diversified Financial Services	197,008	8,294,710
Biocon Ltd.	Biotechnology	1,556,334	14,084,527
Coal India Ltd.	Oil, Gas & Consumable Fuels	1,066,780	4,119,242
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	1,138,844	9,699,138
ICICI Bank Ltd.	Banks	8,171,501	32,872,208
Infosys Ltd.	IT Services	515,631	9,845,645
National Aluminium Co. Ltd.	Metals & Mining	200	189
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	177,252	2,517,802
Tata Chemicals Ltd.	Chemicals	689,000	7,023,352

franklintempleton.com	Semiannual Report	15

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)

India (continued)
[a] Tata Motors Ltd., A	Automobiles	1,727,029	$4,002,237

			92,459,050

Indonesia 2.6%
Astra International Tbk PT	Automobiles	41,999,100	19,343,619
Bank Danamon Indonesia Tbk PT	Banks	24,485,600	10,892,931
Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	20,593,200	2,866,953
Semen Indonesia (Persero) Tbk PT	Construction Materials	11,931,200	5,932,296

			39,035,799

Kenya 0.3%
Equity Group Holdings Ltd.	Banks	10,013,923	4,590,128

Mexico 2.0%
Banco Santander Mexico SA Institucion de Banca Multiple
Grupo Financiero Santander, ADR	Banks	3,706,457	24,796,197
Nemak SAB de CV	Auto Components	6,053,243	4,161,499

			28,957,696

Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	677,413	213,999

Pakistan 0.6%
Habib Bank Ltd.	Banks	6,343,100	8,675,616

Peru 1.5%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	1,257,150	17,134,955
[b] Intercorp Financial Services Inc., Reg S	Banks	123,460	4,932,227

			22,067,182

Philippines 0.2%
BDO Unibank Inc.	Banks	1,411,517	3,319,598
Security Bank Corp.	Banks	6,300	23,612

			3,343,210

Russia 6.9%
Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	1,492,646	6,569,135
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	350,812	23,988,525
[a,b] Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	565,989	16,413,681
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	285,200	5,119,340
Sberbank of Russia PJSC, ADR	Banks	1,950,337	28,153,115
[a] Yandex NV, A	Internet Software & Services	600,167	21,545,995

			101,789,791

Singapore 0.1%
DBS Group Holdings Ltd.	Banks	109,798	2,144,464

South Africa 8.2%
Massmart Holdings Ltd.	Food & Staples Retailing	1,280,951	10,427,877
MTN Group Ltd.	Wireless Telecommunication Services	348,302	2,740,935
Naspers Ltd., N	Media	422,559	107,401,787

			120,570,599

South Korea 16.9%
Daelim Industrial Co. Ltd.	Construction & Engineering	153,241	10,510,074
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	717,635	21,650,007
Hankook Tire Co. Ltd.	Auto Components	89,556	3,380,229
Hanon Systems	Auto Components	932,117	8,858,203
HDC Holdings Co. Ltd.	Construction & Engineering	137,144	3,516,513

16	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)

South Korea (continued)
[a] HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	221,808	$10,718,533
Hite Jinro Co. Ltd.	Beverages	277,870	4,895,235
iMarketKorea Inc.	Trading Companies & Distributors	101,896	631,255
Interpark Holdings Corp.	Internet & Direct Marketing Retail	613,554	1,553,963
KT Skylife Co. Ltd.	Media	758,178	9,312,389
LG Corp.	Industrial Conglomerates	100,845	6,518,670
Naver Corp.	Internet Software & Services	29,308	20,048,417
POSCO	Metals & Mining	66,214	19,530,577
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,739,600	114,579,828
SK Hynix Inc.	Semiconductors & Semiconductor Equipment	177,310	13,623,334

			249,327,227

Taiwan 11.1%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	1,421,000	15,907,064
CTBC Financial Holding Co. Ltd.	Banks	10,910,000	7,861,417
FIT Hon Teng Ltd.	Electronic Equipment, Instruments
	& Components	7,883,100	3,566,764
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments
	& Components	9,785,240	26,726,150
Largan Precision Co. Ltd.	Electronic Equipment, Instruments
	& Components	55,900	8,239,479
Pegatron Corp.	Technology Hardware, Storage & Peripherals	2,514,300	5,175,189
Primax Electronics Ltd.	Technology Hardware, Storage & Peripherals	1,929,000	3,913,472
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	13,003,000	92,415,124

			163,804,659

Thailand 3.4%
Kasikornbank PCL, fgn	Banks	2,502,700	15,167,879
Kiatnakin Bank PCL, fgn	Banks	4,178,300	8,578,176
Land and Houses PCL, fgn	Real Estate Management & Development	20,067,600	6,871,633
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	1,108,700	4,720,374
Siam Commercial Bank PCL, fgn	Banks	1,268,000	4,553,273
Thai Beverage PCL, fgn	Beverages	20,825,900	11,005,650

			50,896,985

United Kingdom 3.0%
Unilever PLC	Personal Products	793,200	43,911,194

United States 1.1%
[a] IMAX Corp.	Media	756,948	16,766,398

Total Common Stocks (Cost $1,022,732,822)			1,387,688,992

[c] Participatory Notes (Cost $6,581,125) 0.5%

Saudi Arabia 0.5%
HSBC Bank PLC, Saudi Basic Industries Corp., 1/19/21	Chemicals	242,906	8,173,834

Preferred Stocks 3.0%

Brazil 3.0%
[d] Banco Bradesco SA, 5.48%, ADR, pfd	Banks	2,984,062	20,470,665
[d] Itau Unibanco Holding SA, 8.866%, ADR, pfd	Banks	2,251,773	23,373,404

Total Preferred Stocks (Cost $25,487,069)			43,844,069

Total Investments before Short Term
Investments (Cost $1,054,801,016)			1,439,706,895

franklintempleton.com	Semiannual Report	17

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Shares	Value
Short Term Investments (Cost $29,268,927) 2.0%

Money Market Funds 2.0%
United States 2.0%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	29,268,927	$29,268,927

Total Investments (Cost $1,084,069,943) 99.4%		1,468,975,822
Other Assets, less Liabilities 0.6%		8,655,086

Net Assets 100.0%		$1,477,630,908

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $21,345,908, representing 1.4% of net assets.

cSee Note 1(c) regarding Participatory Notes.

dVariable rate security. The rate shown represents the yield at period end.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,054,801,016
Cost - Non-controlled affiliates (Note 3f)	29,268,927

Value - Unaffiliated issuers	$1,439,706,895
Value - Non-controlled affiliates (Note 3f)	29,268,927
Foreign currency, at value (cost $236,662)	236,662
Receivables:
Investment securities sold	4,823,681
Capital shares sold	869,227
Dividends	6,788,927
Foreign tax refund	975,682
Other assets	1,136

Total assets	1,482,671,137

Liabilities:
Payables:
Capital shares redeemed	1,280,627
Management fees	1,102,237
Distribution fees	728,911
Transfer agent fees	458,778
Deferred tax	1,160,078
Accrued expenses and other liabilities	309,598

Total liabilities	5,040,229

Net assets, at value	$1,477,630,908

Net assets consist of:
Paid-in capital	$1,216,882,123
Undistributed net investment income	1,398,952
Net unrealized appreciation (depreciation)	383,305,027
Accumulated net realized gain (loss)	(123,955,194)

Net assets, at value	$1,477,630,908

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class A:
Net assets, at value	$1,030,904,546

Shares outstanding	50,877,597

Net asset value per share[a]	$20.26

Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.50

Class C:
Net assets, at value	$146,331,502

Shares outstanding	7,464,529

Net asset value and maximum offering price per share[a]	$19.60

Class R:
Net assets, at value	$20,516,202

Shares outstanding	1,030,964

Net asset value and maximum offering price per share	$19.90

Class R6:
Net assets, at value	$107,025,904

Shares outstanding	5,309,860

Net asset value and maximum offering price per share	$20.16

Advisor Class:
Net assets, at value	$172,852,754

Shares outstanding	8,567,505

Net asset value and maximum offering price per share	$20.18

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$18,725,544
Non-controlled affiliates (Note 3f)	137,967

Total investment income	18,863,511

Expenses:
Management fees (Note 3a)	9,261,523
Distribution fees: (Note 3c)
Class A	1,422,278
Class C	831,586
Class R	55,107
Transfer agent fees: (Note 3e)
Class A	865,106
Class C	126,466
Class R	16,830
Class R6	20,549
Advisor Class	139,828
Custodian fees (Note 4)	257,396
Reports to shareholders	102,992
Registration and filing fees	66,666
Professional fees	76,164
Trustees’ fees and expenses	70,536
Other	24,134

Total expenses	13,337,161
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,184,195)

Net expenses	11,152,966

Net investment income	7,710,545

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	48,258,837
Foreign currency transactions	(280,984)

Net realized gain (loss)	47,977,853

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(185,154,682)
Translation of other assets and liabilities denominated in foreign currencies	(94,421)
Change in deferred taxes on unrealized appreciation	2,185,515

Net change in unrealized appreciation (depreciation)	(183,063,588)

Net realized and unrealized gain (loss)	(135,085,735)

Net increase (decrease) in net assets resulting from operations	$(127,375,190)

*Foreign taxes withheld on dividends	$2,824,432

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$7,710,545	$11,092,103
Net realized gain (loss)	47,977,853	68,000,581
Net change in unrealized appreciation (depreciation)	(183,063,588)	421,107,132

Net increase (decrease) in net assets resulting from operations	(127,375,190)	500,199,816

Distributions to shareholders from:
Net investment income:
Class A	—	(10,529,265)
Class C	—	(424,247)
Class R	—	(162,493)
Class R6	—	(1,360,463)
Advisor Class	—	(2,031,475)

Total distributions to shareholders	—	(14,507,943)

Capital share transactions: (Note 2)
Class A	(59,745,834)	(137,774,815)
Class C	(12,707,712)	(19,972,580)
Class R	(210,634)	(522,417)
Class R6	12,606,992	24,065,340
Advisor Class	8,330,594	10,561,021

Total capital share transactions	(51,726,594)	(123,643,451)

Net increase (decrease) in net assets	(179,101,784)	362,048,422
Net assets:
Beginning of period	1,656,732,692	1,294,684,270

End of period	$1,477,630,908	$1,656,732,692

Undistributed net investment income included in net assets:
End of period	$1,398,952	$—

Distributions in excess of net investment income included in net assets:
End of period	$—	$(6,311,593)

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold.	2,907,585	$64,202,023	7,431,493	$143,339,969
Shares issued in reinvestment of distributions	—	—	426,514	9,210,781
Shares redeemed	(5,664,014)	(123,947,857)	(15,028,543)	(290,325,565)

Net increase (decrease)	(2,756,429)	$(59,745,834)	(7,170,536)	$(137,774,815)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	463,123	$9,996,804	1,171,959	$22,298,742
Shares issued in reinvestment of distributions	—	—	19,873	414,917
Shares redeemed	(1,081,433)	(22,704,516)	(2,285,942)	(42,686,239)
Net increase (decrease)	(618,310)	$(12,707,712)	(1,094,110)	$(19,972,580)

Class R Shares:
Shares sold	235,205	$5,099,388	431,809	$8,262,312
Shares issued in reinvestment of distributions	—	—	7,092	150,579
Shares redeemed	(245,850)	(5,310,022)	(465,563)	(8,935,308)
Net increase (decrease)	(10,645)	$(210,634)	(26,662)	$(522,417)

Class R6 Shares:
Shares sold	1,121,902	$24,868,596	1,855,631	$38,531,980
Shares issued in reinvestment of distributions	—	—	25,243	541,740
Shares redeemed	(565,755)	(12,261,604)	(766,583)	(15,008,380)
Net increase (decrease)	556,147	$12,606,992	1,114,291	$24,065,340

Advisor Class Shares:
Shares sold	1,783,267	$38,995,923	3,938,388	$74,290,203
Shares issued in reinvestment of distributions	—	—	87,266	1,874,919
Shares redeemed	(1,410,415)	(30,665,329)	(3,325,649)	(65,604,101)
Net increase (decrease)	372,852	$8,330,594	700,005	$10,561,021

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a.  Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

Prior to May 1, 2018, the Fund paid fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 1.140% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$63,024

CDSC retained	$4,702

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $1,168,779, of which $534,087 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	16,800,410	118,773,689	(106,305,172)	29,268,927	$29,268,927	$137,967	$—	$ —

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

g.  Waiver and Expense Reimbursements

TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.13% and Class R6 does not exceed 0.98% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2018, expenses for Class R6 were limited to 0.89%. Prior to February 1, 2018, expenses for Class A, Class C, Class R and Advisor Class were limited to 1.31%, and expenses for Class R6 were limited to 1.08%.

Prior to May 1, 2018, TAML had contractually agreed in advance to limit the investment management fees to 1.05% of the average daily net assets of the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$12,538,988
Capital loss carryforwards not subject to expiration:
Short Term	105,901,182
Long Term	40,560,178

Total capital loss carryforwards	$159,000,348[a]

aIncludes $57,344,507 from the acquired Templeton BRIC Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,105,764,687

Unrealized appreciation	$451,978,142
Unrealized depreciation	(88,767,007)

Net unrealized appreciation (depreciation)	$363,211,135

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $97,135,123 and $161,576,393, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At June 30, 2018, the Fund had 6.9% of its net assets invested in Russia.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Argentina	$—	$657,396	$—	$657,396
All Other Equity Investments	1,430,875,665	—	—	1,430,875,665
Participatory Notes	—	8,173,834	—	8,173,834
Short Term Investments	29,268,927	—	—	29,268,927
Total Investments in Securities	$1,460,144,592	$8,831,230	$—	$1,468,975,822

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON DEVELOPING MARKETS TRUST

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management, Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized total return for the one- and three-year periods was above the median and in the second quintile of its Performance Universe, but for the five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the strong shorter-term performance reflects the meaningful actions management has taken to enhance the Fund’s portfolio management team and processes.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 13 other emerging markets funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board further noted the reduction to the Fund’s cap on operating expenses which was reduced from 1.40% to 1.13%, effective February 1, 2018, as well as management’s proposed reduction to the Fund’s Management Rate that would be effective on May 1, 2018. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted

franklintempleton.com	Semiannual Report	33

TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Templeton Developing Markets Trust

Investment Manager

Templeton Asset Management Ltd.

Distributor

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Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration

Date August 24, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 24, 2018